[LETTERHEAD OF SUMMIT TAX EXEMPT L.P. II]


July 1, 1997

Suntree at Fort Myers, Ltd.
c/o H/R Florida Associates, L.P.
625 Madison Avenue
New York, NY 10022

Gentlemen

We entered into a Letter Agreement dated as of December 1, 1996 (the "1996 Letter Agreement"), a copy of which is attached hereto and made a part hereof.

Confirming our recent discussions, this will confirm our agreement to amend paragraph 1 of the 1996 Letter Agreement by deleting the Minimum Pay Rate of "7.5% per annum" applicable to the Time Period 07/01/97-12/31/97, and by substituting a Minimum Pay Rate of "6.5% per annum" in lieu thereof.

Please return five (5) copies of this letter executed by you in the space provided below, at which time this letter shall constitute a binding amendment to the 1996 Letter Agreement.

                                   Very truly yours,

                                   SUMMIT TAX EXEMPT L.P. II

                                   By: Related Tax Exempt Associates II, Inc.,
                                       a general partner

                                   By:  /s/ Alan Hirmes
                                        -------------------------------

Accepted and Agreed to as of the
   day of July, 1997.

SUNTREE AT FORT MYERS, LTD.
A California limited partnership

By:  H/R Florida Associates, L.P.
     a Delaware limited partnership
     a general partner

By:  RELATED ADVANTAGED RESIDENTIAL ASSOCIATES, INC.,
     a Delaware corporation,
     a general partner

By:  /s/ Max Schlopy, V.P.
     ----------------------------------------

625 MADISON AVENUE NEW YORK. N.Y. 10022 212-421-3333

SPONSORED BY AFFILIATES OF THE RELATED COMPANIES, INC. AND PRUDENTIAL-BACHE SECURITIES. INC.